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                                   PROMISSORY NOTE

$11,000,000.00                                               Seattle, Washington
                                                                October 17, 1997

    FOR VALUE RECEIVED, EAGLE HARDWARE & GARDEN, INC., a Washington corporation, ("BORROWER") promises to pay, in lawful money of the United States of America, to the order of KEYBANK NATIONAL ASSOCIATION ("LENDER"), at 700 Fifth Avenue, Mailcode WA-31-10-5285, 52nd Floor, Seattle, Washington 98104-5099, or such other place either within or without the State of Washington as Lender may designate in writing from time to time, the principal sum of ELEVEN MILLION AND NO/100 DOLLARS ($11,000,000.00) payable with interest as provided below.

1. INTEREST. The principal balance of this Note shall bear interest at a variable rate per annum ("LIBOR BASED RATE") equal to one and one quarter percent (1.25%) above the LIBO Rate. The LIBOR Based Rate shall be adjusted and based on the LIBO Rate in effect two "BUSINESS DAYS" before each "ADJUSTMENT DATE."

    1.1       DEFINITIONS.  The following terms are defined as follows:

         (a)  LIBO RATE means the percentage rate of interest at which thirty
         (30) day deposits in United States dollars in the amount of the LIBOR Advance are offered to major banks in the London Interbank Market two Business Days before the applicable Adjustment Date. The LIBO Rate shall be the "offered to" rate reported by a reliable source for LIBOR quotes selected by Lender in its sole discretion. If two or more applicable "offered to" rates are reported by that source, the LIBO Rate shall be the arithmetic mean of such rates. If LIBOR quotes are not available in the London Interbank Market, Lender may substitute a comparable interest rate index selected by Lender in the exercise of its sole and absolute discretion, and in such case reference herein to the LIBO Rate shall be to such comparable interest rate index.

         (b)  ADJUSTMENT DATE means the first day of each calendar month.

         (c) BUSINESS DAY means any day on which dealings in deposits in United States dollars are conducted in the London Interbank Market other than Saturday, Sunday or a day on which national banks in Seattle, Washington are authorized or required by law to be closed.

    1.2 INAPPLICABILITY OF LIBOR BASED RATE. No LIBOR Based Rate shall be available if any change in applicable law, rules or regulations, or in the interpretation thereof by any governmental agency or regulatory authority with jurisdiction, makes it unlawful for Lender to apply a LIBOR Based Rate to this Note. In such event, from and after the date on which the LIBOR Based Rate becomes unlawful, the interest rate on this Note shall be based on a reasonably comparable interest rate index selected by Lender.


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    1.3       LIBOR COSTS.  Borrower agrees to pay to Lender on demand and as additional interest, such amounts as will compensate Lender for any cost to Lender of any reserve or special deposit requirements against assets held by or deposits in or for the amount of any loans by Lender which are imposed on or are applicable to Lender from time to time under or pursuant to (A) any law, treaty or regulation (or any interpretation thereof) now or hereafter in effect (including Regulation D of the Board of Governors of the Federal Reserve System), or (B) any other requirement imposed by any central bank or such other authority, whether or not having the force of law. A certificate from Lender as to the amount of such cost shall be binding and conclusive absent manifest error.

2. PAYMENTS. On the date which is one month after the date of this Note, and continuing on the same day of the month each month thereafter, Borrower shall make monthly payments of principal and interest consisting of the sum of: (a) all interest accrued through the last payment date, and (b) a payment of principal in the amount of NINETY-ONE THOUSAND SIX HUNDRED SIXTY-SIX and 67/100 DOLLARS ($91,666.67).

3. MATURITY. The entire principal balance and all accrued interest shall become immediately due and payable on November 1, 2007 ("MATURITY DATE").

4. PREPAYMENT. This Note may be prepaid in whole or in part without prepayment premium upon no less than thirty (30) days prior written notice to Lender and only upon an Adjustment Date (or if the Adjustment Date is not a Business Day, on the next succeeding Business Day). No partial prepayment shall reduce the amounts or postpone the due dates of any monthly payments required under this Note.

5. LATE CHARGE. If any monthly payment is not made within fifteen (15) days of the due date, Borrower shall pay to Lender on demand a late charge equal to five percent (5%) of the amount of the payment to defray the overhead expenses of the Lender incident to the delay.

6. SECURITY; LOAN DOCUMENTS. This Note is secured by three Deeds of Trust, Assignments of Rents and Leases and Security Agreements (together, the "DEEDS OF TRUST") encumbering real and personal property ("PROPERTY") as follows: a second lien Deed of Trust on the Property located in Pierce County, Washington; and first-lien Deeds of Trust on the Property located in Utah County, Utah, and Boulder County, Colorado. The Deeds of Trust prohibit a transfer or encumbrance of the Property, or the transfer of ownership interests in the owner of the Property and certain entities holding ownership interests in the owner of the Property, subject to certain exceptions stated in the Deeds of Trust. This Note, the $6,000,000 promissory note made by Borrower in favor of Lender dated the same as this Note, the $8,000,000 promissory note made by Borrower in favor of Lender dated the same as this Note, the Deeds of Trust, and all related documents and instruments are collectively referred to as the "LOAN DOCUMENTS."

7. EVENT OF DEFAULT. Any of the following is an "EVENT OF DEFAULT": (a) Borrower fails to make any delinquent payment under this Note within three (3) days of Lender's notice


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and demand to Borrower; or (b) there is an Event of Default as defined in any of the other Loan Documents.

8. REMEDIES; DEFAULT INTEREST. Upon any Event of Default, Lender may declare the entire principal balance and all accrued interest immediately due and payable. Whether or not Lender exercises such option to accelerate, the entire principal balance, all accrued interest, and all other amounts payable under this Note and the Loan Documents shall bear interest from the date of the Event of Default at a default rate equal to five percent (5%) plus the rate of interest otherwise payable under this Note. Such default interest shall be payable on demand. Lender's failure to exercise any right or remedy shall not be a waiver of the right to exercise the same upon any subsequent Event of Default. The foregoing remedies shall be in addition to all other legal and equitable rights and remedies of Lender.

9.       GENERAL.

    9.1 WAIVERS. Except as otherwise provided in this Note and the Loan Documents, Borrower waives all notices required by law; including without limitation presentment and demand for payment, protest, and notice of demand, protest, dishonor and nonpayment.

    9.2 COLLECTION EXPENSES. Borrower shall reimburse Lender on demand for all reasonable legal fees and other costs and expenses incurred in collecting or enforcing this Note and other Loan Documents, and protecting or realizing on any collateral. Such fees, costs and expenses shall include those incurred with or without suit and in any appeal, any proceedings under any present or future federal bankruptcy act or state receivership, and any post-judgement collection proceedings.

    9.3 JOINT AND SEVERAL LIABILITY. Each person or entity executing this Note as Borrower is jointly and severally liable for all obligations and liabilities of Borrower under this Note and the Loan Documents.

    9.4 BUSINESS PURPOSE. Borrower warrants and represents that all funds advanced under this Note shall be applied to and are intended solely for business or commercial purposes.

    9.5 GOVERNING LAW. This Note and the other Loan Documents shall be construed, enforced and otherwise governed exclusively by the laws of the State of Washington except for matters relating to the validity and enforcement of the liens of the Deeds of Trust encumbering Property which is not located in Washington, in which case the laws of the state in which that Property is located shall govern the validity and enforceability of the lien of that Deed of Trust. Borrower agrees that to the fullest extent permitted by law, Washington law shall apply to all actions, defenses and remedies including without limitation the existence and calculation of any deficiency judgment upon foreclosure of any of the Deeds of Trust.

    9.6 JURISDICTION AND VENUE. Borrower agrees that to the fullest extent permitted by law, the courts of the State of Washington, at Lender's sole and exclusive election,


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    shall have exclusive jurisdiction of all actions, proceedings, defenses or remedies arising out of the execution or enforcement of this Note or any of the other Loan documents except as to the validity of or proceedings to foreclose the liens of the Deeds of Trust encumbering Property which is not located in Washington, in which case the courts of the state in which that Property is located shall have exclusive jurisdiction to determine the validity of nonjudicial proceedings or to conduct judicial proceedings to foreclose the lien of that Deed of Trust. Borrower consents to personal jurisdiction in the courts of Washington, Utah and Colorado, as provided herein. Borrower waives any objection based upon FORUM NON CONVENIENS.

    9.7 NOTICE. Any notice to Borrower under this Note shall be to the address noted below, or such other address as may be designated in writing by Borrower, and such notice shall be deemed given on the date delivered in the case of personal delivery or, if mailed, three (3) days after the postmark thereof.

    9.8 REPLACEMENT NOTE. If this Note is lost, stolen, destroyed or mutilated, Borrower shall execute a replacement note upon the written request of Lender.

    9.9 TIME. Time is of the essence for purposes of this Note and other Loan Documents.

    9.10 ASSIGNMENT OF NOTE. The term "LENDER" includes any subsequent holder of or participant in this Note and other Loan Documents. Lender may assign this Note and the Loan Documents in whole or in part. Lender may make available to any proposed assignee or participant all credit and financial data with respect to Borrower as may be in the possession of Lender. Borrower agrees to provide any additional information that any proposed assignee or participant may reasonably request.

EXCEPT AS OTHERWISE PROVIDED IN THIS NOTE OR THE OTHER LOAN DOCUMENTS, BORROWER ACKNOWLEDGES LIABILITY FOR PAYMENT OF ALL AMOUNTS OWING UNDER THIS NOTE AND THE OTHER LOAN DOCUMENTS AND AGREES THAT LENDER DOES NOT HAVE TO FORECLOSE ITS DEED OF TRUST OR ANY OTHER COLLATERAL BEFORE DEMANDING FULL PAYMENT FROM BORROWER.

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ORAL AGREEMENTS OR ORAL COMMITMENTS TO LEND MONEY, EXTEND CREDIT, OR FORBEAR
FROM ENFORCING REPAYMENT OF A DEBT ARE NOT ENFORCEABLE UNDER WASHINGTON LAW.
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                  [Remainer of this page is intentially left blank.)

    IN WITNESS WHEREOF, borrower executes this Note as of the day and year first above written.

                                       "BORROWER"

                                       EAGLE HARDWARE & GARDEN, INC., a
                                       Washington corporation


                                       By: /s/ Ronald Maccarone
                                           --------------------------------
                                                      , its EVP/CFO
                                           -----------  -------------------
                                       Borrower's Address:
                                            Eagle Hardware & Garden
                                            981 Powell Avenue S.W.
                                            Renton, Washington 98055

                                       Borrower's tax identification number:
                                            91-1465348


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